1 CIRCLE REPORTS FIRST QUARTER 2026 RESULTS NEW YORK – MAY 11, 2026 — Circle Internet Group, Inc. (NYSE: CRCL) today announced results for the first quarter of fiscal year 2026. Financial Highlights (Q1’26 vs. Q1’25) ● USDC in circulation of $77.0 billion at quarter end grew 28%; USDC onchain transaction volume in Q1’26 of $21.5 trillion grew 263% ● Total revenue and reserve income in Q1’26 of $694 million grew 20% ● Net income from continuing operations in Q1’26 of $55 million decreased 15% ● Adjusted EBITDA in Q1’26 of $151 million grew 24% Business Highlights ● ARC Token: $222M presale raise at a $3 billion fully diluted network valuation from a consortium of leading investors including a16z crypto, Apollo Funds, ARK Invest, BlackRock, Bullish, General Catalyst, Haun Ventures, Intercontinental Exchange, IDG Capital, Janus Henderson Investors, Marshall Wace, SBI Group, and Standard Chartered Ventures. ARC Token whitepaper published today, outlining how a native coordination asset could support governance, security, and network operations on Arc. ● The Agent Stack: Circle is building for an agent-led future, announcing critical agent platform capabilities with new permissionless infrastructure, alongside its existing Nanopayments offering built on Circle Gateway. New products, including Circle CLI (command line interface), Agent Wallets, and Agent Marketplace enable developers and merchants to create, fund, and monetize agent-driven activity in USDC across multiple blockchains and payment protocols. ● Continued CPN Expansion: Circle continues to grow the CPN network, with $8.3 billion in annualized transaction volume based on the trailing 30 day activity as of March 31, 2026. In April, Circle expanded its payment products with the launch of Managed Payments, which allows financial institutions to launch stablecoin payments without managing digital assets. ● Digital Assets Growth: Circle continued to expand the scale and utility of its digital asset platform during the quarter, with USDC representing 63% of stablecoin transaction volumes in the first quarter, according to Visa Onchain Analytics. As of May 7th, USYC is the world’s largest tokenized money market fund. ● New and Expanded USDC Use Cases: o Kyriba embedding USDC capabilities into enterprise treasury systems, enabling corporate treasury teams to access 24/7 liquidity and manage it more efficiently within their existing workflows, controls, and systems. o Polymarket advancing its use of USDC as the core collateral and settlement asset for their markets. “Circle’s first quarter reflected strong execution against a much bigger opportunity: the rapid convergence of AI platforms and economic operating systems into a new internet stack,” said Jeremy Allaire, Co-Founder, Chief Executive Officer, and Chairman at Circle. “With the ARC token presale, momentum behind the Arc network, and the launch of our Agent Stack, we are building trusted infrastructure for AI-native economic activity and a more programmable internet financial system.”

2 Key Financial Results and Operating Indicators The following table presents our key financial results and operating indicators, as well as the relevant GAAP measures, for the periods indicated: Key Financial Results Q1 2026 YoY Change ($ in millions unless noted otherwise) Total Revenue and Reserve Income $694 20% Revenue Less Distribution Costs(1) $287 24% RLDC Margin(2) 41% 148bps Net Income from Continuing Operations $55 (15%) Net Income from Continuing Operations Margin(3) 8% (324bps) Adjusted EBITDA(4) $151 24% Adjusted EBITDA Margin(4) 53% (33bps) Key Operating Indicators Q1 2026 YoY Change ($ in billions unless noted otherwise) USDC in Circulation, end of period $77.0 28% USDC in Circulation, average of period $75.2 39% Reserve Return Rate 3.5% (66bps) USDC on Platform, end of period $13.7 254% USDC on Platform, daily weighted average percentage 17.2% 1,149bps (1) Revenue Less Distribution Costs (RLDC) is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. (2) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (3) Net Income from Continuing Operations Margin is calculated as Net Income from Continuing Operations / Total Revenue and Reserve Income. (4) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented. Adjusted EBITDA Margin is calculated as Adjusted EBITDA / Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. First Quarter 2026 Financial Highlights and Operating Results ● Reserve Income of $653 million increased 17% year-over-year, primarily from the 39% growth in average USDC in circulation, partially offset by a 66 bps decline in the reserve return rate. ● Other Revenue of $42 million up $21 million year-over-year as subscription and services revenue and transaction revenue grew strongly.

- **Total Distribution, Transaction and Other Costs** of $407 million increased 17% year-over-year due to increased distribution payments.
- **Operating Expenses** of $242 million increased 76% year-over-year, primarily due to higher compensation costs from post IPO stock-based compensation and related payroll taxes.
- **Adjusted Operating Expenses** of $136 million increased 32% year-over-year, primarily driven by increased investments into our product, distribution, and operating infrastructure.
- **Net Income** of $55 million decreased 15% year-over-year as growth in Revenue Less Distribution Costs was offset by higher stock-based compensation and continued investment into product, distribution, and operating infrastructure.
- **Adjusted EBITDA** of $151 million increased 24% year-over-year reflecting the revenue growth from higher USDC in circulation.

Other Platform Metrics

	Q1 2026	YoY Change
(USDC related figures in $ billions; meaningful wallets in millions)		
USDC Minted	$73	38%
USDC Redeemed	$72	93%
Stablecoin Market Share, end of period[1]	28%	(62bps)
Meaningful Wallets, end of period[2]	7.2	47%

(1) Stablecoin market share is defined as the amount of USDC in circulation as a percentage of the total U.S. dollar fiat-backed stablecoins with circulation above $100 million, according to CoinMarketCap, and that have established periodic public attestations.
(2) Onchain digital asset wallets that hold more than $10 USDC.

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Guidance

To give investors insight into our business and expectations, management is affirming its prior guidance on the following key performance indicators. However, this does not include the future financial impacts of the ARC Token presale, Arc incentive programs, and future Arc revenue streams.

Key Indicator	Period	Current Outlook
USDC in Circulation	Multi-year through cycle	40% CAGR
Other Revenue	FY 2026	$150-$170M
RLDC Margin(1)	FY 2026	38-40%
Adjusted Operating Expenses(2)	FY 2026	$570-$585M

(1) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income.
(2) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented.

Conference Call and Livestream Information

Circle will host a conference call to discuss the results for the first quarter 2026 on May 11, 2026 at 8:00 am ET. Circle's Investor Relations website at https://investor.circle.com will provide access to the live webcast, as well as a replay of the call and transcript shortly following earnings.

In addition to filings with the Securities and Exchange Commission, Circle uses its Investor Relations website (https://investor.circle.com), its blog (https://www.circle.com/blog), press releases (https://www.circle.com/pressroom), public conference calls and webcasts, its X feed (https://x.com/circle), and its Linkedin page (https://www.linkedin.com/company/circle-internet-financial) as a means of disclosing material nonpublic information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor these sites in addition to following Circle's SEC filings.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position; our plans with respect to the anticipated future expenses and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words "believe," "may," "will," "estimate," "potential," "continue," "anticipate," "intend," "expect," "could," "would," "project," "plan," "target," and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management's expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: intense and increasing competition from new and existing issuers offering competing products, combined with the rise of yield-bearing digital assets, including TMMFs, that are attractive to digital asset trading participants, may reduce market demand and circulation of Circle stablecoins; stablecoins may face periods of uncertainty, loss of trust,

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5 or systemic shocks resulting in the potential for rapid redemption requests (or runs), and extreme scenarios, such as market shocks that affect the value of USDC’s reserves or simultaneous requests to redeem all or substantially all USDC in circulation, or concerns related to Circle stablecoin reserves, may lead to redemption delays and USDC reserves being insufficient to meet all redemption requests; as a relatively new innovation, stablecoins are particularly susceptible to operational challenges and risks, including due to surges in demand; any negative publicity regarding stablecoins or the broader digital asset industry may have an outsized negative effect on consumer confidence; the acceptance of Circle stablecoins could be negatively impacted by disruptions in secondary marketplaces that facilitate the purchase and sale of Circle stablecoins; the GENIUS Act will change the payment stablecoin ecosystem and may affect our business in ways that cannot yet be known; the GENIUS Act amends the U.S. federal securities laws to explicitly exclude from the definition of “security” payment stablecoins issued by PPSIs, which will include USDC, however, until those amendments are effective, we will continue to rely on our conclusion that USDC is not a security under the U.S. federal securities laws; we hold a substantial amount of USDC reserves in the Circle Reserve Fund and thus are subject to risks associated with the issuer, the manager, and the custodian of the Circle Reserve Fund; any significant disruption in our or our third-party service providers’ or partners’ technology could result in a loss of customers or funds and adversely impact our business, results of operations, financial condition, and prospects; our customers’ funds and digital assets may fail to be adequately safeguarded by us or the third-party service providers upon whom we rely; our inability to maintain existing relationships with financial institutions and similar firms or to enter into new such relationships could impact our ability to offer services to customers; we are subject to credit risks in respect of counterparties, including banks and other financial institutions; if we are unable to maintain existing distribution arrangements or enter into additional distribution arrangements on less favorable financial terms, USDC and EURC in circulation and Circle’s financial results may be adversely affected; Arc and the ARC Token involve execution, market, and operational risk, including risks relating to launch timing, ecosystem adoption in a competitive blockchain market, technology and cybersecurity vulnerabilities, validator and governance dynamics, token price volatility, and the operational complexity of running the network and related treasury infrastructure; Arc and the ARC Token present legal, regulatory, and structural risk, including uncertainty under securities and other financial regulatory regimes, risks arising from token presale and distribution arrangements, potential liability tied to third-party ecosystem participants, conflicts and governance issues during any transition to decentralization, and possible repayment obligations if key launch milestones are not achieved; our products and services may be exploited by our customers, employees, service providers, and other third parties to facilitate illegal activity such as fraud, money laundering, terrorist financing, gambling, tax evasion, and scams; our compliance and risk management methods might not be effective; fluctuations in interest rates could impact our results of operations; we are subject to an extensive and highly evolving regulatory landscape; the regulatory environment to which we are subject gives rise to various licensing requirements, significant compliance costs and other restrictions, and noncompliance could result in a range of penalties, including fines, compliance costs, operational restrictions, reputational damage, and loss of licenses; we are subject to laws, regulations, and executive orders regarding economic and trade sanctions, anti-bribery, AML, and counter-terrorism financing that could impair our ability to compete in international markets or subject us to criminal or civil liability if we violate them; and insiders will continue to have substantial control over Circle and limit shareholders’ ability to influence the outcome of key transactions, including a change of control. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements. For a detailed discussion of the risks, uncertainties, and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year

6 ended December 31, 2025 filed with the SEC on March 9, 2026 and our Quarterly Report on Form 10- Q for the quarter ended March 31, 2026 to be filed with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Nothing in this communication constitutes an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity. About Circle Internet Group, Inc. Circle (NYSE: CRCL) is a global financial technology firm that enables businesses of all sizes to harness the power of digital currencies and public blockchains for payments, commerce and financial applications worldwide. Circle is building the world’s largest, most-widely used, stablecoin network, and issues, through its regulated affiliates, USDC and EURC stablecoins. Circle provides a comprehensive suite of financial and technology services that empower enterprises and developers to integrate stablecoins and blockchains into their products, services and business operations. Contacts Investor Relations investors@circle.com Media Relations press@circle.com

7 CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED BALANCE SHEETS (in $ thousands, except share information) March 31, 2026 December 31, 2025 (unaudited) ASSETS Current assets: Cash and cash equivalents $ 1,517,264 $ 1,526,046 Cash and cash equivalents segregated for corporate-held stablecoins 792,662 822,963 Cash and cash equivalents segregated for the benefit of stablecoin holders 76,893,681 75,067,932 Accounts receivable, net 72,168 62,866 Prepaid expenses and other current assets 326,800 321,660 Total current assets 79,602,575 77,801,467 Non-current assets: Restricted cash 2,800 2,792 Investments 100,073 84,265 Fixed assets, net 22,520 22,791 Digital assets 84,217 86,515 Goodwill 265,742 265,742 Intangible assets, net 421,017 411,146 Deferred tax assets, net 11,285 11,110 Other non-current assets 26,549 27,379 Total assets $ 80,536,778 $ 78,713,207 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Deposits from stablecoin holders $ 76,778,530 $ 74,912,567 Accounts payable and accrued expenses 262,215 360,609 Convertible debt, net of debt discount — 36,821 Other current liabilities 14,637 18,398 Total current liabilities 77,055,382 75,328,395 Non-current liabilities: Deferred tax liabilities, net 28,071 28,702 Other non-current liabilities 24,694 25,337 Total non-current liabilities 52,765 54,039 Total liabilities $ 77,108,147 $ 75,382,434 Stockholders’ equity Class A common stock ($0.0001 par value; 2.5 billion authorized as of March 31, 2026 and December 31, 2025; 228.9 million and 223.6 million issued and outstanding as of March 31, 2026 and December 31, 2025, respectively) 25 24 Class B common stock ($0.0001 par value; 500.0 million authorized as of March 31, 2026 and December 31, 2025; 18.7 million issued and outstanding as of March 31, 2026 and December 31, 2025) 2 2 Class C common stock ($0.0001 par value; 500.0 million authorized as of March 31, 2026 and December 31, 2025; nil issued and outstanding as of March 31, 2026 and December 31, 2025) — — Treasury stock at cost (4.6 million and 4.7 million shares held as of March 31, 2026 and December 31, 2025, respectively) (2,683) (2,721)

8 Additional paid-in capital 4,658,949 4,610,216 Accumulated deficit (1,237,456) (1,292,709) Accumulated other comprehensive income 8,367 14,515 Total stockholders’ equity attributable to common stockholders 3,427,204 3,329,327 Noncontrolling Interest 1,427 1,446 Total stockholders’ equity 3,428,631 3,330,773 Total liabilities and stockholders’ equity $ 80,536,778 $ 78,713,207

9 CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in $ thousands, except per share information) Three Months Ended March 31, 2026 March 31, 2025 Revenue and reserve income Reserve income $ 652,508 $ 557,911 Other revenue 41,625 20,662 Total revenue and reserve income 694,133 578,573 Distribution, transaction and other costs Distribution and transaction costs 405,402 347,312 Other costs 1,379 335 Total distribution, transaction and other costs 406,781 347,647 Operating expenses Compensation expenses 138,127 75,620 General and administrative expenses 57,261 30,684 Depreciation and amortization expenses 26,767 13,880 IT infrastructure costs 12,722 7,672 Marketing expenses 6,617 3,860 Digital assets losses (gains) 856 6,270 Total operating expenses 242,350 137,986 Operating income from continuing operations 45,002 92,940 Other income (expense), net 11,683 (3,103) Net income from continuing operations before income taxes 56,685 89,837 Income tax expense (benefit) 1,439 25,046 Net income from continuing operations 55,246 64,791 Less: Net loss attributable to noncontrolling interests (7) — Net income attributable to common stockholders $ 55,253 $ 64,791 Earnings per share attributable to common stockholders: Basic $ 0.23 $ — Diluted $ 0.21 $ — Weighted-average shares used to compute earnings per share attributable to common stockholders: Basic 244,038 57,966 Diluted 266,687 75,650

10 Quarterly Results of Operations The following table summarizes certain key financial performance measures derived from our unaudited quarterly consolidated statements of operations data for each of the three months ended March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026. The information for each of these periods has been prepared on the same basis as our audited annual consolidated financial statements and, in the opinion of management, reflects all adjustments of a normal, recurring nature that are necessary for the fair statement of the results of operations for these periods. Three Months Ended (in $ millions, except RLDC Margin and Net Reserve Margin) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Reserve Income $ 653 $ 733 $ 711 $ 634 $ 558 Other Revenue 42 37 29 24 21 Total Revenue and Reserve Income $ 694 $ 770 $ 740 $ 658 $ 579 Distribution and Transaction Costs $ 405 $ 461 $ 447 $ 406 $ 347 Other Costs 1 1 0 0 0 Total Distribution, Transaction and Other Costs $ 407 $ 461 $ 448 $ 407 $ 348 Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs $ 287 $ 309 $ 292 $ 251 $ 231 RLDC Margin(1) 41% 40% 39% 38% 40% Net Reserve Margin(2) 38% 37% 37% 36% 38% Note: Figures presented may not sum precisely due to rounding. (1) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (2) Net Reserve Margin is Reserve Income less Distribution and Transaction Costs as a percentage of Reserve Income.

11 Non-GAAP Financial Measures We report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, Adjusted EBITDA and Adjusted Operating Expenses are non-GAAP financial measures regarding our operational performance. Management and our board of directors use non-GAAP financial measures to (i) monitor and evaluate the growth and performance of our business operations, (ii) evaluate our historical and prospective financial performance as well as our performance relative to our competitors, (iii) review and assess the performance of our management team and other employees, and (iv) prepare budgets and evaluate strategic investments. Accordingly, we believe that non-GAAP measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Non-GAAP financial measures, including Adjusted EBITDA and Adjusted Operating Expenses, have limitations as financial measures and should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA is calculated as net income (loss) from continuing operations excluding: net income (loss) attributable to noncontrolling interests; depreciation and amortization expenses; interest expense, net of amortization of discounts and premiums; interest income; income tax expense (benefit); stock-based compensation expense and payroll tax expense related to stock-based compensation; certain legal expenses; realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments; realized (gains) losses on available-for-sale debt securities; impairment losses on strategic investments; restructuring expenses; acquisition-related costs; change in fair value of convertible debt, warrant liability, embedded derivatives and U.S. Treasury securities; charitable contributions to Circle Foundation; losses on sale of long-lived assets; and foreign currency exchange (gains) losses. Beginning in the first quarter of 2026, we have amended the above definition of Adjusted EBITDA to exclude payroll tax expense related to stock-based compensation, because these taxes are directly related to stock-based compensation expense which is already excluded from Adjusted EBITDA. These expenses represent employer payroll taxes related to the vesting and settlement of certain equity awards, and are variable with our stock price and other factors outside of our control. We believe it is useful to exclude non-cash charges, such as depreciation and amortization, stock-based compensation expense, and change in fair value of various financial instruments as well as certain cash charges such as payroll tax related to stock-based compensation from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax expense (benefit), interest income, interest expense, and non-routine items as these items are not components of our core business operations. Adjusted Operating Expenses Adjusted Operating Expenses excludes depreciation and amortization, charitable contributions to Circle Foundation, digital assets losses (gains), and stock-based compensation. Beginning in the first quarter of 2026, we have amended the definition of Adjusted Operating Expenses to exclude (a) payroll tax expense related to stock-based compensation, because these taxes are directly related to stock-based compensation expense which is already excluded from Adjusted Operating Expenses and these taxes are variable with our stock price and other factors outside of our control (which will also be reflected in Adjusted EBITDA as discussed above), as well as (b) certain one-time legal expenses, acquisition-related costs, and where relevant, restructuring expenses, as they reflect the same adjustments as in Adjusted EBITDA. We believe it is useful to exclude certain non-cash charges from Adjusted Operating Expenses because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We have provided a reconciliation below of Adjusted EBITDA to Net Income (loss) from Continuing Operations and of Adjusted Operating Expenses to Operating Expenses, in each case, the most directly comparable GAAP financial measure. CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS) FROM CONTINUING OPERATIONS (in $ thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income (loss) from continuing operations $ 55,246 $ 133,406 $ 214,385 $ (482,100) $ 64,791 Less: Net loss attributable to noncontrolling interests (7) (10) — — — Net income (loss) from continuing operations attributable to common stockholders $ 55,253 $ 133,416 $ 214,385 $ (482,100) $ 64,791

Adjusted for:					
Depreciation and amortization expenses	26,767	25,536	23,002	14,209	13,880
Interest expense, net of amortization of discounts and premiums	38	193	354	344	335
Interest income[1]	(13,709)	(16,302)	(13,453)	(9,952)	(7,965)
Income tax expense (benefit)	1,439	6,776	(61,294)	(3,903)	25,046
Stock-based compensation expense	51,836	59,414	59,081	434,966	12,716
Legal expenses[2]	7,019	2,875	3,014	1,706	1,905
Realized and unrealized losses (gains), net, on digital assets held for investment, other related investments and strategic investments	3,325	(25,074)	(2,267)	(5,738)	8,263
Impairment losses on strategic investments	251	—	500	506	—
Acquisition-related costs[3]	1,870	—	—	—	535
Change in fair value of convertible debt, warrant liability, embedded derivatives, and U.S. Treasury securities	4,108	(42,472)	(56,212)	167,724	2,382
Charitable contributions to Circle Foundation[4]	7,737	23,149	—	—	—
Losses on sale of long-lived assets	—	—	6	4	12
Foreign currency exchange (gains) losses	(5,121)	(29)	(655)	8,067	539
Adjusted EBITDA (Prior Definition)	**$ 140,813**	**$ 167,482**	**$ 166,461**	**$ 125,833**	**$ 122,439**
Stock-based compensation related payroll expense[5]	10,588	8,428	5,015	7,164	—
Adjusted EBITDA (New Definition)	**$ 151,401**	**$ 175,910**	**$ 171,476**	**$ 132,997**	**$ 122,439**

(1) Reflects interest income from corporate cash and cash and cash equivalents balances. For the avoidance of doubt, this amount does not include the impact of reserve income.

(2) Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees and other costs related to one-time regulatory matters.

(3) Reflects special one-time compensation related to an asset acquisition that closed in January 2026, and one-time legal and professional services costs related to the Hashnote acquisition in January 2025.

(4) Reflects the charge related to the charitable contribution of shares of our Class A common stock for the benefit of Circle Foundation, a donor-advised fund.

(5) Beginning in the first quarter of 2026, we have amended the definition of Adjusted EBITDA to exclude payroll tax expense related to stock-based compensation.

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CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ thousands)	Three Months Ended				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Operating expenses	**$ 242,350**	**$ 253,595**	**$ 211,127**	**$ 576,718**	**$ 137,986**
Adjusted for:					
Stock-based compensation expense and related payroll taxes(1)	(62,424)	(67,842)	(64,096)	(442,130)	(12,716)
Depreciation and amortization expenses(2)	(26,767)	(25,536)	(23,002)	(14,209)	(13,880)
Digital assets losses (gains)(3)	(856)	(1,387)	1,671	693	(6,270)
Charitable contributions to Circle Foundation(4)	(7,737)	(23,149)	—	—	—
Legal expenses(5)	(7,019)	(2,875)	(3,014)	(1,706)	(1,905)
Acquisition-related costs(6)	(1,870)	—	—	—	(535)
Adjusted Operating Expenses	**$ 135,677**	**$ 132,806**	**$ 122,686**	**$ 119,366**	**$ 102,680**

(1) Stock-based compensation expense represents equity compensation and associated payroll taxes.
(2) Depreciation and amortization expenses include depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets.
(3) Digital assets losses (gains) represent the fair value losses/gains of digital assets, a non-cash expense.
(4) Charitable contributions to Circle Foundation reflects the charge related to the charitable contribution of shares of our Class A common stock for the benefit of Circle Foundation, a donor-advised fund.
(5) Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees and other costs related to one-time regulatory matters.
(6) Reflects special one-time compensation related to an asset acquisition that closed in January 2026, and one-time legal and professional services costs related to the Hashnote acquisition in January 2025.

CIRCLE INTERNET GROUP, INC. – FORWARD OUTLOOK RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ millions)	FY26	
	Low	High
Operating expenses	**$ 950**	**$ 1,025**
Adjusted for:		
Stock-based compensation expense(1)	(219)	(249)
Depreciation and amortization expenses(2)	(108)	(118)
Digital assets losses (gains)(3)	–	–
Charitable contributions to Circle Foundation(4)	(32)	(32)
Legal expenses(5)	(13)	(33)
Acquisition-related costs(6)	(8)	(8)
Adjusted Operating Expenses	**$ 570**	**$ 585**

(1) Stock-based compensation expense represents equity compensation and associated payroll taxes. The range of guidance depends on incremental headcount through the rest of the year and stock price.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets. The range of the guidance depends on capitalization rates, total SBC and cash compensation throughout the rest of the year.
(3) Digital assets losses (gains) represent the year to date fair value losses/gains of digital assets, a non-cash expense, and we are not forecasting the amounts in 2026.
(4) Charitable contributions to Circle Foundation represents our anticipated transfer of 268,239 shares of Class A common stock to the Donor Advised Fund for the Circle Foundation and is a non-cash expense arising from donating the company's equity. The amount is estimated as at the closing stock price of CRCL on May 6, 2026 ($121.80), however, such amount will be dependent on the stock price on the date of the transfer of the applicable shares, which is expected to occur in substantially equal quarterly installments throughout 2026.
(5) Represents estimated fees associated with specific nonrecurring costs, including the one-time implementation of new governance structures to meet U.S. regulatory requirements.
(6) Reflects special one-time compensation related to an asset acquisition that closed in January 2026.

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